Exhibit 99.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is made as of August 29, 2019 by and among, Jun Chen (“Purchaser”), Galem Group, Inc., a Nevada corporation (the “Company”), and Emiliya Galfinger (the “Selling Party”, and the “Executive”). The Purchaser, the Company and the Selling Party are sometimes collectively referred to herein as the “Parties” and individually referred to herein as a “Party.”

RECITALS

WHEREAS, the Selling Party is the owner of 3,000,000 shares of Common Stock, $0.001 par value per share (the “Common Stock” or the “Shares”) of the Company.

WHEREAS, pursuant to the terms and conditions of this Agreement, Selling Party desires to sell, and Purchaser desires to purchase, all of the Selling Party’s rights, title, and interest in and to all of the Shares as further described herein.

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

1. Agreement to Purchase and Sell. Subject to the terms and conditions of this Agreement, Selling Party shall sell, assign, transfer, convey, and deliver to Purchaser, and Purchaser shall accept and purchase, the Shares and any and all rights in the Shares to which Selling Party is entitled, and by doing so Selling Party shall be deemed to have assigned all of his rights, titles and interest in and to the Shares to Purchaser. Such sale of the Shares shall be evidenced by stock certificates, duly endorsed in blank or accompanied by stock powers duly executed in blank or other instruments of transfer in form and substance reasonably satisfactory to the transfer agent of the Company and Purchaser, with the stock certificates are successfully issued by the transfer agent with 3,000,000 shares under the name of Jun Chen.

2. Consideration. In consideration for the sale of the Shares, Purchaser shall deliver to Selling Party (the “Purchase Price”) $300,000, to be disbursed as directed by the Selling Party.

3. Closing; Deliveries.

(a) The purchase and sale of the Shares shall be held on or before August 28, 2019 (the “Closing”), subject to (i) receipt by McMurdo Law Group, LLC (the “Escrow Agent”) of the stock certificate evidencing the Shares, duly endorsed in blank or accompanied by medallion guaranteed stock powers duly executed in blank, or other instruments of transfer in form and substance reasonably satisfactory to Purchaser, with the stock certificates are successfully issued by the transfer agent with 3,000,000 shares under the name of Jun Chen, and (ii) receipt of the executed Exhibits, as applicable.

(b) At the Closing, Selling Party shall cause the Escrow Agent to deliver to Purchaser (A) a stock certificate evidencing the Shares, duly endorsed in blank or accompanied by medallion guaranteed stock powers duly executed in blank, or other instruments of transfer in form and substance reasonably satisfactory to Purchaser, with the stock certificates are successfully issued by the transfer agent with 3, 000,000 shares under the name of Jun Chen, (B) any documentary evidence of the due recordation in the Company’s share register of Purchaser’s full and unrestricted title to the Shares, (C) this Agreement executed (D) Executive’s resignation as an officer and director and the appointment of Purchaser’s designee as the sole officer and director, in the form attached hereto as Exhibit A, which Company and Seller represent is in compliance with the Company’s Bylaws, (E) a written waiver of any liability of the related-party payable, in the form attached hereto as Exhibit B, (F) an Assignment of Assets and Assumption of Liabilities Agreement between the Company and its assignee transferring any and all assets used in the Company’s business or in accounts controlled by the Company, and assumption of any and all related liabilities thereto, in the form attached hereto as Exhibit C, and (G) such other documents as may be required under applicable law or reasonably requested by Purchaser, including the Company’s EDGAR codes and corporate governance documents, which shall be produced to Purchaser during due diligence under this Agreement, or at Closing, as applicable.

(c) At the Closing, Purchaser shall cause the Escrow Agent to deliver the Purchase Price to Selling Party, and his assignees, by wire transfer of immediately available funds to accounts designated by the Selling Party.

(d) At the Closing, the Selling Party shall assume liability for any remaining accounts payable and accrued expenses and any unpaid sales and income tax, as disclosed on Schedule 3(d), which shall be paid at the time of Closing. Payment of those obligations set forth at Schedule 3(d), if any, is a condition precedent to Purchaser’s obligations under this Agreement. Failure to pay those obligations set forth at Schedule 3(d) at Closing constitutes a timely notice by Purchaser under Section 3.1 of the escrow agreement by and between the Parties.

4. Representations and Warranties of Selling Party and the Executive. As an inducement to Purchaser to enter into this Agreement and to consummate the transactions contemplated herein, Selling Party and the Company, as applicable, represent and warrant to Purchaser, as of the date hereof and as of the Closing, as follows:

4.1 Authority. Selling Party has the right, power, authority and capacity to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform his obligations under this Agreement. This Agreement constitutes the legal, valid and binding obligations of Selling Party, enforceable against Selling Party in accordance with the terms hereof.

4.2 Ownership. Selling Party is the sole record and beneficial owner of the Shares, has good and marketable title to the Shares, free and clear of all Encumbrances (hereafter defined), other than applicable restrictions under applicable securities laws, and has full legal right and power to sell, transfer and deliver the Shares to Purchaser in accordance with this Agreement. “Encumbrances” means any liens, pledges, hypothecations, charges, adverse claims, options, preferential arrangements or restrictions of any kind, including, without limitation, any restriction of the use, voting, transfer, receipt of income or other exercise of any attributes of ownership. Upon the execution and delivery of this Agreement, Purchaser will receive good and marketable title to the Shares, free and clear of all Encumbrances, other than restrictions imposed pursuant to any applicable securities laws and regulations. There are no stockholders’ agreements, voting trust, proxies, options, rights of first refusal or any other agreements or understandings with respect to the Shares.

4.3 Valid Issuance. The Shares are duly authorized, validly issued, fully paid and non-assessable, and were not issued in violation of any preemptive or similar rights.

4.4 No Conflict. None of the execution, delivery, or performance of this Agreement, and the consummation of the transactions contemplated hereby, conflicts or will conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach or violation of (i) any instrument, contract or agreement to which any of the Selling Party is a party or by which any is bound, or to which the Shares are subject; or (ii) any federal, state, local or foreign law, ordinance, judgment, decree, order, statute, or regulation, or that of any other governmental body or authority, applicable to the Selling Party or the Shares.

4.5 No Consent. No consent, approval, authorization or order of, or any filing or declaration with any governmental authority or any other person is required for the consummation by the Selling Party of any of the transactions on its part contemplated under this Agreement.

4.6 No Other Interest. Neither the Selling Party nor any of his affiliates has any interest, direct or indirect, in any shares of capital stock or other equity in the Company, other than the Shares.

4.7 Capitalization. The authorized capital of the Company (the “Authorized Stock”), as of execution of this Agreement, consists of 75,000,000 shares of common stock, par value $0.001, of which a total of 3,970,000 shares are issued and outstanding. These shares have been duly authorized, issued, fully paid and nonassessable, free and clear of all liens, charges, pledges, security interests, encumbrances, right of first refusal, preemptive right or other restriction. No person, firm or corporation has any right, agreement, warrant or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option to require the Company to issue any shares in its capital or to convert any securities of the Company or of any other company into shares in the capital of the Company.

4.8 Filings. The Company has filed all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act of 1934, as amended (the “Reports”)

4.9 Reports. The Reports accurately reflect the corporate information of the Company. The Reports do not contain any misleading information or fail to include material information.

4.10 Registration/Anti-Dilution Rights. The Company is not a party to or bound by any agreement or understanding granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities; no person has a right to purchase or acquire or receive any equity or debt security of the Company.

4.11 Further Assistance. The Selling Party agrees to execute and deliver such other documents and to perform such other acts as shall be necessary to effectuate the purposes of this Agreement.

4.12 Litigation. To the knowledge of the Executive after reasonable inquiry, there are no actions, suits, proceedings, judgments, claims or investigations pending or threatened by or against the Company or affecting the Company or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. To the knowledge of the Executive after reasonable inquiry, the Company has no knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator, or governmental agency or instrumentality or any circumstance which would result in the discovery of such default.

4.13 Liabilities. To the knowledge of the Executive after reasonable inquiry, there are no trade payables, accrued expenses, liabilities, taxes, obligations or commitments which the Company would be required to accrue or reflect in its financial statements pursuant to GAAP, other than as disclosed on the Company’s Reports or included on Schedule 4.13 attached hereto, which is hereby waived by the Executive or to be paid from the Purchase Price, as applicable, and respectively. Executive hereby covenants to update Schedule 4.13 from execution hereof to Closing and shall, at Closing, waive any and all such liabilities.

4.14 Tax Returns. The Company has filed all state, federal or local income and/or franchise tax returns required to be filed by it from inception to the date hereof. Each of such income tax returns reflects the taxes due for the period covered thereby, except for amounts which, in the aggregate, are immaterial. In addition, to the knowledge of the Executive after reasonable inquiry, all such tax returns are correct and complete in all material respects. All taxes of the Company which are (i) shown as due on such tax returns, (ii) otherwise due and payable or (iii) claimed or asserted by any taxing authority to be due, have been paid. There are no liens for any taxes upon the assets of the Company, other than statutory liens for taxes not yet due and payable. The Executive does not know of any proposed or threatened tax claims or assessments.

4.15 Books and Records. The books and records, financial and otherwise, of the Company are in all material aspects complete and correct and have been maintained in accordance with good business and accounting practices.

4.16 Financial Statements. To the knowledge of the Executive after reasonable inquiry, each of the Company’s financial statements included in the Reports has been prepared according to United States generally accepted accounting principles, as amended from time to time.

4.17 Full Disclosure. To the knowledge of the Executive after reasonable inquiry, no representation or warranty of the Selling Party and/or the Executive to Purchaser in this Agreement omits to state a material fact necessary to make the statements herein, in light of the circumstances in which they were made, not misleading. There is no fact known to the Selling Party that has specific application to the Shares or the Company that materially adversely affects or, as far as can be reasonably foreseen, materially threatens the Shares or the Company that has not been set forth in this Agreement.

4.18 Affiliate Status. The Selling Party is an “affiliate,” as defined in Rule 144(a), promulgated under Section 4(a)(1) of the Securities Act of 1933.

4.19 Employees, Directors and Officers. The Company and the Selling Party have not entered into any employment or independent contractor agreements with any individuals or entities, or any option agreements or warrants, grants or promises for the issuance of the Authorized Stock, unless otherwise set forth in Schedule 4.19.

4.20 Sham registration. The Company was formed and filed the registration statement on Form S-1 and S-1/A with an intent to operate as a publicly traded company and not as a footnote 32, “sham registration statement.”

5. Representations and Warranties of Purchaser. As an inducement to Selling Party to enter into this Agreement and to consummate the transactions contemplated herein, Purchaser represents and warrants to Selling Party as follows:

5.1 Authority. Purchaser has the right, power, corporate authority and capacity to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform his obligations under this Agreement. This Agreement constitutes the legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with the terms hereof.

5.2 No Consent. No consent, approval, authorization or order of, or any filing or declaration with any governmental authority or any other person is required for the consummation by Purchaser of any of the transactions on its part contemplated under this Agreement.

5.3 No Conflict. None of the execution, delivery, or performance of this Agreement, and the consummation of the transactions contemplated hereby, conflicts or will conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach or violation of (i) any instrument, contract or agreement to which Purchaser is a party or by which he is bound; or (ii) any federal, state, local or foreign law, ordinance, judgment, decree, order, statute, or regulation, or that of any other governmental body or authority, applicable to Purchaser.

5.4 Potential Loss of Investment. Purchaser understands that an investment in the Shares is a speculative investment which involves a high degree of risk and the potential loss of his entire investment.

5.5 Receipt of Information. Purchaser has received all documents, records, books and other information pertaining to his investment that has been requested by Purchaser. Purchaser has reviewed all the publicly available information regarding the Company, prior to such date, which can be located on sec.gov, and State of Nevada Secretary of the State web site.

5.6 No Advertising. At no time was Purchaser presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

5.7 Investment Experience. Purchaser (either by himself or with his advisors) is (i) experienced in making investments of the kind described in this Agreement, (ii) able, by reason of his business and financial experience to protect his own interests in connection with the transactions described in this Agreement, and (iii) able to afford the entire loss of his investment in the Shares.

5.8 Investment Purposes. Purchaser is acquiring the restricted Shares for his own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in the amount of restricted Shares Purchaser is acquiring herein. Further, Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the restricted Shares Purchaser is acquiring.

6. Indemnification.

6.1 Indemnification. Each party hereto shall jointly and severally indemnify and hold harmless the other party and such other party’s agents, beneficiaries, affiliates, representatives and their respective successors and assigns (collectively, the “Indemnified Persons”) from and against any and all damages, losses, liabilities, taxes and costs and expenses (including, without limitation, attorneys’ fees and costs) (collectively, “Losses”) resulting directly or indirectly from (a) any inaccuracy, misrepresentation, breach of warranty or nonfulfillment of any of the representations and warranties, including those found in Exhibit B, attached hereto, of such party in this Agreement or in the Reports, or any actions, omissions or statements of fact inconsistent with in any material respect any such representation or warranty, as limited by the knowledge qualifier(s) applicable thereto, (b) any failure by such party to perform or comply with any agreement, covenant or obligation in this Agreement, and (c) any findings by the Securities and Exchange Commission that the Selling Party formed the Company and filed the Company’s registration statement on Form S-1 and S-1/A as a footnote 32, “sham registration statement.”

6.2 Survival. All representations, warranties, covenants and agreements of the parties contained herein or in any other certificate or document delivered pursuant hereto shall survive the date hereof until the expiration of the applicable statute of limitations.

7. Miscellaneous.

7.1 Further Assurances. From time to time, whether at or following the Closing, each party shall make reasonable commercial efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable, including as required by applicable laws, to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement.

7.2 Notices. All notices or other communications required or permitted hereunder shall be in writing shall be deemed duly given (a) if by personal delivery, when so delivered, (b) if mailed, three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth below, or (c) if sent through an overnight delivery service in circumstances to which such service guarantees next day delivery, the day following being so sent to the addresses of the parties as indicated on the signature page hereto. Any party may change the address to which notices and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

7.3 Choice of Law; Jurisdiction. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Nevada, without giving effect to principles of conflicts of law. Each of the parties agree to submit to the jurisdiction of the federal or state courts located in Clark County, Nevada in any actions or proceedings arising out of or relating to this Agreement. Each of the parties, by execution and delivery of this Agreement, expressly and irrevocably (i) consents and submits to the personal jurisdiction of any of such courts in any such action or proceeding; (ii) consents to the service of any complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to such party as set forth in Section 7.2 above and (iii) waives any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis. EACH OF THE UNDERSIGNED HEREBY WAIVES FOR ITSELF AND ITS PERMITTED SUCCESSORS AND ASSIGNS THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INSTITUTED IN CONNECTION WITH THIS AGREEMENT.

7.4 Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties in respect of the transactions contemplated hereby and supersedes all prior and contemporaneous agreements, arrangements and understandings of the parties relating to the subject matter hereof. No representation, promise, inducement, waiver of rights, agreement or statement of intention has been made by any of the parties which is not expressly embodied in this Agreement.

7.5 Assignment. Each party’s rights and obligations under this Agreement shall not be assigned or delegated, by operation of law or otherwise, without the other party’s prior written consent, and any such assignment or attempted assignment shall be void, of no force or effect, and shall constitute a material default by such party.

7.6 Amendments. This Agreement may be amended, modified, superseded or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the parties hereto.

7.7 Waivers. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by any party of any condition, or the breach of any term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other term, covenant, representation or warranty of this Agreement.

7.8 Counterparts. This Agreement may be executed simultaneously in two or more counterparts and by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.9 Severability. If any term, provisions, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

7.10 Interpretation. The parties agree that this Agreement shall be deemed to have been jointly and equally drafted by them, and that the provisions of this Agreement therefore shall not be construed against a party or parties on the ground that such party or parties drafted or was more responsible for the drafting of any such provision(s). The parties further agree that they have each carefully read the terms and conditions of this Agreement, that they know and understand the contents and effect of this Agreement and that the legal effect of this Agreement has been fully explained to its satisfaction by counsel of its own choosing.

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IN WITNESS WHEREOF, the Parties have duly executed this Stock Purchase Agreement as of the date first above written.

SELLING PARTY

/s/ Emiliya Galfinger
Emiliya Galfinger

COMPANY

/s/ Emiliya Galfinger

Galem Group, Inc.

Emiliya Galfinger

Chief Executive Officer

PURCHASER

/s/ Jun Chen
Jun Chen

Schedule 3(d)

Tax Liabilities

$0

Schedule 4.13

Liabilities

Loan from related parties- $26,148

Schedule 4.19

Agreements, Options, Warrants or Grants

None.